EXHIBIT 23.1
                                  ------------



                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

The Flag Group, Inc.

         We hereby consent to the use in the Registration Statement on Form 10SB of our report dated November 10, 2000, relating to the financial statements of The Flag Group, Inc.

                                                     Lazar Levine & Felix, LLP

New York, New York
January 3, 2001